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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 22, 2003




                                ATS MEDICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-18602                   41-1595629
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



              3905 Annapolis Lane N., Minneapolis, Minnesota 55447
              ----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 553-7736
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is being furnished herewith:

         99.1 Press Release, dated April 22, 2003, of ATS Medical, Inc.

ITEM 9. REGULATION FD DISCLOSURE (also Item 12, Disclosure of Results of Operations and Financial Condition)

         The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

         On April 22, 2003, ATS Medical, Inc. issued a press release to report the Company's results of operations and financial condition for the completed fiscal quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


April 22, 2003                                ATS MEDICAL, INC.



                                              By: /s/ Deborah K. Chapman
                                                  ----------------------------
                                                  Deborah K. Chapman, Controller







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                                  EXHIBIT INDEX

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
99.1     Press Release, dated April 22, 2003, of ATS Medical, Inc.
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